The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund $21
INTECH International Fund $6
INTECH U.S. Core Fund $154
INTECH U.S. Growth Fund $61
INTECH U.S. Value Fund $109
Janus Conservative Allocation Fund $270
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $10,972
Janus Global Bond Fund $72
Janus Growth Allocation Fund $51
Janus High-Yield Fund $9,194
Janus Moderate Allocation Fund $145
Janus Real Return Fund $15
Janus Short-Term Bond Fund $1,737
Janus World Allocation Fund $17
Perkins Large Cap Value Fund $39
Perkins Mid Cap Value Fund $5,609
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $1,222
Perkins Value Plus Income Fund $79

C-Class
INTECH Global Dividend Fund $16
INTECH International Fund $6
INTECH U.S. Core Fund $41
INTECH U.S. Growth Fund $11
INTECH U.S. Value Fund $2
Janus Conservative Allocation Fund $318
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $4,675
Janus Global Bond Fund $22
Janus Growth Allocation Fund $43
Janus High-Yield Fund $2,369
Janus Moderate Allocation Fund $112
Janus Real Return Fund $0
Janus Short-Term Bond Fund $308
Janus World Allocation Fund $2
Perkins Large Cap Value Fund $12
Perkins Mid Cap Value Fund $383
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2
Perkins Value Plus Income Fund $60

D-Class
INTECH Global Dividend Fund $51
INTECH U.S. Core Fund $2,635
Janus Conservative Allocation Fund $5,926
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $12,375
Janus Global Bond Fund $173
Janus Growth Allocation Fund $4,203
Janus High-Yield Fund $11,503
Janus Moderate Allocation Fund $5,735
Janus Real Return Fund $28
Janus Short-Term Bond Fund $1,723
Perkins Large Cap Value Fund $322
Perkins Mid Cap Value Fund $6,211
Perkins Select Value Fund $38
Perkins Small Cap Value Fund $971
Perkins Value Plus Income Fund $324

I-Class
INTECH Global Dividend Fund $42
INTECH International Fund $945
INTECH U.S. Core Fund $853
INTECH U.S. Growth Fund $3,721
INTECH U.S. Value Fund $1,947
Janus Conservative Allocation Fund $81
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $29,338
Janus Global Bond Fund $243
Janus Growth Allocation Fund $91
Janus High-Yield Fund $9,272
Janus Moderate Allocation Fund $146
Janus Real Return Fund $36
Janus Short-Term Bond Fund $2,646
Janus World Allocation Fund $8
Perkins Large Cap Value Fund $619
Perkins Mid Cap Value Fund $23,823
Perkins Select Value Fund $681
Perkins Small Cap Value Fund $16,875
Perkins Value Plus Income Fund $152

L-Class
Perkins Mid Cap Value Fund $209
Perkins Small Cap Value Fund $3,545

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $4,153
Janus High-Yield Fund $293
Janus Short-Term Bond Fund $344
Perkins Large Cap Value Fund $1,311
Perkins Mid Cap Value Fund $992
Perkins Small Cap Value Fund $1,015

R-Class
Janus Flexible Bond Fund $332
Janus High-Yield Fund $39
Perkins Mid Cap Value Fund $746
Perkins Small Cap Value Fund $240

S-Class
INTECH Global Dividend Fund $17
INTECH International Fund $5
INTECH U.S. Core Fund $45
INTECH U.S. Growth Fund $156
INTECH U.S. Value Fund $2
Janus Conservative Allocation Fund $33
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $1,006
Janus Global Bond Fund $13
Janus Growth Allocation Fund $31
Janus High-Yield Fund $211
Janus Moderate Allocation Fund $54
Janus Real Return Fund $4
Janus Short-Term Bond Fund $30
Janus World Allocation Fund $1
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $4,452
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $882
Perkins Value Plus Income Fund $57

T-Class
INTECH Global Dividend Fund $28
INTECH International Fund $2
INTECH U.S. Core Fund $1,228
INTECH U.S. Growth Fund $38
INTECH U.S. Value Fund $1
Janus Conservative Allocation Fund $868
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $19,509
Janus Global Bond Fund $48
Janus Growth Allocation Fund $262
Janus High-Yield Fund $44,595
Janus Moderate Allocation Fund $361
Janus Real Return Fund $21
Janus Short-Term Bond Fund $16,414
Janus World Allocation Fund $5
Perkins Large Cap Value Fund $34
Perkins Mid Cap Value Fund $42,393
Perkins Select Value Fund $11
Perkins Small Cap Value Fund $11,027
Perkins Value Plus Income Fund $78


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $16,132
Janus Global Bond Fund $108
Janus Growth Allocation Fund $0
Janus High-Yield Fund $426
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $1,192
Janus World Allocation Fund $41
Perkins Large Cap Value Fund $58
Perkins Mid Cap Value Fund $34,092
Perkins Select Value Fund $7
Perkins Small Cap Value Fund $5,181
Perkins Value Plus Income Fund $121

C-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $9,469
Janus Global Bond Fund $49
Janus Growth Allocation Fund $0
Janus High-Yield Fund $126
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $558
Janus World Allocation Fund $40
Perkins Large Cap Value Fund $47
Perkins Mid Cap Value Fund $7,095
Perkins Select Value Fund $7
Perkins Small Cap Value Fund $768
Perkins Value Plus Income Fund $117

D-Class
INTECH Global Dividend Fund $0
INTECH U.S. Core Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $16,438
Janus Global Bond Fund $293
Janus Government Money Market Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $534
Janus Moderate Allocation Fund $0
Janus Money Market Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $1,498
Perkins Large Cap Value Fund $422
Perkins Mid Cap Value Fund $28,651
Perkins Select Value Fund $242
Perkins Small Cap Value Fund $2,833
Perkins Value Plus Income Fund $484

I-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $41,813
Janus Global Bond Fund $346
Janus Growth Allocation Fund $0
Janus High-Yield Fund $410
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $2,276
Janus World Allocation Fund $15
Perkins Large Cap Value Fund $778
Perkins Mid Cap Value Fund $112,483
Perkins Select Value Fund $4,089
Perkins Small Cap Value Fund $47,041
Perkins Value Plus Income Fund $217

L-Class
Perkins Mid Cap Value Fund $1,128
Perkins Small Cap Value Fund $9,262

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $5,266
Janus High-Yield Fund $17
Janus Short-Term Bond Fund $290
Perkins Large Cap Value Fund $1,479
Perkins Mid Cap Value Fund $4,083
Perkins Small Cap Value Fund $2,601

R-Class
Janus Flexible Bond Fund $612
Janus High-Yield Fund $2
Perkins Mid Cap Value Fund $5,608
Perkins Small Cap Value Fund $1,285

S-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $1,538
Janus Global Bond Fund $22
Janus Growth Allocation Fund $0
Janus High-Yield Fund $10
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $36
Janus World Allocation Fund $3
Perkins Large Cap Value Fund $8
Perkins Mid Cap Value Fund $26,927
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $3,510
Perkins Value Plus Income Fund $95

T-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $26,922
Janus Global Bond Fund $78
Janus Government Money Market Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $2,091
Janus Moderate Allocation Fund $0
Janus Money Market Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $15,842
Janus World Allocation Fund $11
Perkins Large Cap Value Fund $47
Perkins Mid Cap Value Fund $209,230
Perkins Select Value Fund $79
Perkins Small Cap Value Fund $35,337
Perkins Value Plus Income Fund $122

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0.2104
INTECH International Fund $0.1550
INTECH U.S. Core Fund $0.1960
INTECH U.S. Growth Fund $0.1488
INTECH U.S. Value Fund $0.1947
Janus Conservative Allocation Fund $0.3417
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1552
Janus Global Bond Fund $0.1589
Janus Growth Allocation Fund $0.2335
Janus High-Yield Fund $0.2954
Janus Moderate Allocation Fund $0.3016
Janus Real Return Fund $0.0711
Janus Short-Term Bond Fund $0.0245
Janus World Allocation Fund $0.0826
Perkins Large Cap Value Fund $0.1808
Perkins Mid Cap Value Fund $0.1288
Perkins Select Value Fund $0.1048
Perkins Small Cap Value Fund $0.2120
Perkins Value Plus Income Fund $0.1678

C-Class
INTECH Global Dividend Fund $0.1773
INTECH International Fund $0.1718
INTECH U.S. Core Fund $0.0897
INTECH U.S. Growth Fund $0.0577
INTECH U.S. Value Fund $0.1230
Janus Conservative Allocation Fund $0.2551
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1113
Janus Global Bond Fund $0.1185
Janus Growth Allocation Fund $0.1348
Janus High-Yield Fund $0.2612
Janus Moderate Allocation Fund $0.1821
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0121
Janus World Allocation Fund $0.0089
Perkins Large Cap Value Fund $0.0663
Perkins Mid Cap Value Fund $0.0422
Perkins Select Value Fund $0.0479
Perkins Small Cap Value Fund $0.0019
Perkins Value Plus Income Fund $0.1336

D-Class
INTECH Global Dividend Fund $0.2157
INTECH U.S. Core Fund $0.2263
Janus Conservative Allocation Fund $0.3623
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1635
Janus Global Bond Fund $0.1643
Janus Growth Allocation Fund $0.2574
Janus High-Yield Fund $0.3042
Janus Moderate Allocation Fund $0.3167
Janus Real Return Fund $0.0778
Janus Short-Term Bond Fund $0.0254
Perkins Large Cap Value Fund $0.2050
Perkins Mid Cap Value Fund $0.1697
Perkins Select Value Fund $0.1133
Perkins Small Cap Value Fund $0.3084
Perkins Value Plus Income Fund $0.1723

I-Class
INTECH Global Dividend Fund $0.2212
INTECH International Fund $0.2018
INTECH U.S. Core Fund $0.2451
INTECH U.S. Growth Fund $0.2133
INTECH U.S. Value Fund $0.2187
Janus Conservative Allocation Fund $0.3663
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1661
Janus Global Bond Fund $0.1724
Janus Growth Allocation Fund $0.2708
Janus High-Yield Fund $0.3090
Janus Moderate Allocation Fund $0.3266
Janus Real Return Fund $0.1598
Janus Short-Term Bond Fund $0.0277
Janus World Allocation Fund $0.1101
Perkins Large Cap Value Fund $0.2140
Perkins Mid Cap Value Fund $0.1658
Perkins Select Value Fund $0.1220
Perkins Small Cap Value Fund $0.3226
Perkins Value Plus Income Fund $0.1794

L-Class
Perkins Mid Cap Value Fund $0.1450
Perkins Small Cap Value Fund $0.3442

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1722
Janus High-Yield Fund $0.3117
Janus Short-Term Bond Fund $0.0277
Perkins Large Cap Value Fund $0.2382
Perkins Mid Cap Value Fund $0.1902
Perkins Small Cap Value Fund $0.3510

R-Class
Janus Flexible Bond Fund $0.1304
Janus High-Yield Fund $0.2762
Perkins Mid Cap Value Fund $0.1042
Perkins Small Cap Value Fund $0.1683

S-Class
INTECH Global Dividend Fund $0.1992
INTECH International Fund $0.1488
INTECH U.S. Core Fund $0.1703
INTECH U.S. Growth Fund $0.1417
INTECH U.S. Value Fund $0.1471
Janus Conservative Allocation Fund $0.3212
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1662
Janus Global Bond Fund $0.1456
Janus Growth Allocation Fund $0.2208
Janus High-Yield Fund $0.2889
Janus Moderate Allocation Fund $0.2924
Janus Real Return Fund $0.0205
Janus Short-Term Bond Fund $0.0199
Janus World Allocation Fund $0.0535
Perkins Large Cap Value Fund $0.1341
Perkins Mid Cap Value Fund $0.1295
Perkins Select Value Fund $0.0602
Perkins Small Cap Value Fund $0.2260
Perkins Value Plus Income Fund $0.1564

T-Class
INTECH Global Dividend Fund $0.2104
INTECH International Fund $0.1901
INTECH U.S. Core Fund $0.2209
INTECH U.S. Growth Fund $0.2092
INTECH U.S. Value Fund $0.1995
Janus Conservative Allocation Fund $0.3538
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1583
Janus Global Bond Fund $0.1589
Janus Growth Allocation Fund $0.2520
Janus High-Yield Fund $0.3000
Janus Moderate Allocation Fund $0.3083
Janus Real Return Fund $0.0991
Janus Short-Term Bond Fund $0.0239
Janus World Allocation Fund $0.0852
Perkins Large Cap Value Fund $0.1974
Perkins Mid Cap Value Fund $0.1586
Perkins Select Value Fund $0.1042
Perkins Small Cap Value Fund $0.2806
Perkins Value Plus Income Fund $0.1677


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2135
Janus Global Bond Fund $0.2479
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0.0138
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0218
Janus World Allocation Fund $0.1986
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

C-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2135
Janus Global Bond Fund $0.2479
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0.0138
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0218
Janus World Allocation Fund $0.1986
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

D-Class
INTECH Global Dividend Fund $0
INTECH U.S. Core Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2135
Janus Global Bond Fund $0.2479
Janus Government Money Market Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0.0138
Janus Moderate Allocation Fund $0
Janus Money Market Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2688
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

I-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2135
Janus Global Bond Fund $0.2479
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0.0138
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0218
Janus World Allocation Fund $0.1986
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

L-Class
Perkins Mid Cap Value Fund $0.7830
Perkins Small Cap Value Fund $0.8992

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2135
Janus High-Yield Fund $0.0138
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Small Cap Value Fund $0.8992

R-Class
Janus Flexible Bond Fund $0.2135
Janus High-Yield Fund $0.0138
Perkins Mid Cap Value Fund $0.7830
Perkins Small Cap Value Fund $0.8992

S-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2135
Janus Global Bond Fund $0.2479
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0.0138
Janus Moderate Allocation Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0218
Janus World Allocation Fund $0.1986
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

T-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Conservative Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.2135
Janus Global Bond Fund $0.2479
Janus Government Money Market Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0.0138
Janus Moderate Allocation Fund $0
Janus Money Market Fund $0
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0218
Janus World Allocation Fund $0.1986
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund $104
INTECH International Fund $38
INTECH U.S. Core Fund $731
INTECH U.S. Growth Fund $415
INTECH U.S. Value Fund $573
Janus Conservative Allocation Fund $807
Janus Diversified Alternatives Fund $357
Janus Flexible Bond Fund $76,980
Janus Global Bond Fund $457
Janus Growth Allocation Fund $226
Janus High-Yield Fund $31,074
Janus Moderate Allocation Fund $497
Janus Real Return Fund $216
Janus Short-Term Bond Fund $54,897
Janus World Allocation Fund $211
Perkins Large Cap Value Fund $221
Perkins Mid Cap Value Fund $44,980
Perkins Select Value Fund $11
Perkins Small Cap Value Fund $6,009
Perkins Value Plus Income Fund $482

C-Class
INTECH Global Dividend Fund $92
INTECH International Fund $35
INTECH U.S. Core Fund $465
INTECH U.S. Growth Fund $194
INTECH U.S. Value Fund $16
Janus Conservative Allocation Fund $1,270
Janus Diversified Alternatives Fund $357
Janus Flexible Bond Fund $45,168
Janus Global Bond Fund $202
Janus Growth Allocation Fund $326
Janus High-Yield Fund $9,205
Janus Moderate Allocation Fund $623
Janus Real Return Fund $202
Janus Short-Term Bond Fund $25,724
Janus World Allocation Fund $204
Perkins Large Cap Value Fund $170
Perkins Mid Cap Value Fund $9,294
Perkins Select Value Fund $10
Perkins Small Cap Value Fund $875
Perkins Value Plus Income Fund $466

D-Class
INTECH Global Dividend Fund $265
INTECH U.S. Core Fund $11,757
Janus Conservative Allocation Fund $16,846
Janus Diversified Alternatives Fund $368
Janus Flexible Bond Fund $78,654
Janus Global Bond Fund $1,192
Janus Growth Allocation Fund $16,647
Janus High-Yield Fund $38,916
Janus Moderate Allocation Fund $18,559
Janus Real Return Fund $367
Janus Short-Term Bond Fund $69,159
Perkins Large Cap Value Fund $1,604
Perkins Mid Cap Value Fund $37,942
Perkins Select Value Fund $365
Perkins Small Cap Value Fund $3,300
Perkins Value Plus Income Fund $1,926

I-Class
INTECH Global Dividend Fund $183
INTECH International Fund $4,785
INTECH U.S. Core Fund $3,505
INTECH U.S. Growth Fund $17,652
INTECH U.S. Value Fund $9,050
Janus Conservative Allocation Fund $218
Janus Diversified Alternatives Fund $357
Janus Flexible Bond Fund $199,729
Janus Global Bond Fund $1,430
Janus Growth Allocation Fund $342
Janus High-Yield Fund $29,844
Janus Moderate Allocation Fund $473
Janus Real Return Fund $236
Janus Short-Term Bond Fund $104,899
Janus World Allocation Fund $76
Perkins Large Cap Value Fund $2,993
Perkins Mid Cap Value Fund $148,128
Perkins Select Value Fund $5,296
Perkins Small Cap Value Fund $55,156
Perkins Value Plus Income Fund $859

L-Class
Perkins Mid Cap Value Fund $1,132
Perkins Small Cap Value Fund $10,793

N-Class
Janus Diversified Alternatives Fund $357
Janus Flexible Bond Fund $25,204
Janus High-Yield Fund $1,225
Janus Short-Term Bond Fund $13,392
Perkins Large Cap Value Fund $5,681
Perkins Mid Cap Value Fund $5,526
Perkins Small Cap Value Fund $3,057

R-Class
Janus Flexible Bond Fund $2,946
Janus High-Yield Fund $153
Perkins Mid Cap Value Fund $7,229
Perkins Small Cap Value Fund $1,454

S-Class
INTECH Global Dividend Fund $86
INTECH International Fund $36
INTECH U.S. Core Fund $266
INTECH U.S. Growth Fund $1,112
INTECH U.S. Value Fund $13
Janus Conservative Allocation Fund $107
Janus Diversified Alternatives Fund $357
Janus Flexible Bond Fund $7,367
Janus Global Bond Fund $91
Janus Growth Allocation Fund $142
Janus High-Yield Fund $739
Janus Moderate Allocation Fund $189
Janus Real Return Fund $203
Janus Short-Term Bond Fund $1,640
Janus World Allocation Fund $15
Perkins Large Cap Value Fund $31
Perkins Mid Cap Value Fund $35,520
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $4,061
Perkins Value Plus Income Fund $377

T-Class
INTECH Global Dividend Fund $136
INTECH International Fund $9
INTECH U.S. Core Fund $5,645
INTECH U.S. Growth Fund $206
INTECH U.S. Value Fund $18
Janus Conservative Allocation Fund $2,466
Janus Diversified Alternatives Fund $357
Janus Flexible Bond Fund $128,698
Janus Global Bond Fund $325
Janus Growth Allocation Fund $1,047
Janus High-Yield Fund $152,717
Janus Moderate Allocation Fund $1,192
Janus Real Return Fund $228
Janus Short-Term Bond Fund $730,446
Janus World Allocation Fund $58
Perkins Large Cap Value Fund $175
Perkins Mid Cap Value Fund $273,552
Perkins Select Value Fund $116
Perkins Small Cap Value Fund $40,124
Perkins Value Plus Income Fund $485


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $11.15
INTECH International Fund $7.55
INTECH U.S. Core Fund $15.45
INTECH U.S. Growth Fund $14.96
INTECH U.S. Value Fund $10.73
Janus Conservative Allocation Fund $12.66
Janus Diversified Alternatives Fund $10.01
Janus Flexible Bond Fund $10.82
Janus Global Bond Fund $10.53
Janus Growth Allocation Fund $12.54
Janus High-Yield Fund $9.32
Janus Moderate Allocation Fund $12.72
Janus Real Return Fund $9.77
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $9.40
Perkins Large Cap Value Fund $13.82
Perkins Mid Cap Value Fund $21.32
Perkins Select Value Fund $10.64
Perkins Small Cap Value Fund $21.01
Perkins Value Plus Income Fund $11.08

C-Class
INTECH Global Dividend Fund $11.10
INTECH International Fund $7.50
INTECH U.S. Core Fund $15.45
INTECH U.S. Growth Fund $14.46
INTECH U.S. Value Fund $10.75
Janus Conservative Allocation Fund $12.51
Janus Diversified Alternatives Fund $10.01
Janus Flexible Bond Fund $10.82
Janus Global Bond Fund $10.55
Janus Growth Allocation Fund $12.40
Janus High-Yield Fund $9.32
Janus Moderate Allocation Fund $12.58
Janus Real Return Fund $9.73
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $9.24
Perkins Large Cap Value Fund $13.70
Perkins Mid Cap Value Fund $21.12
Perkins Select Value Fund $10.61
Perkins Small Cap Value Fund $20.66
Perkins Value Plus Income Fund $11.10

D-Class
INTECH Global Dividend Fund $11.13
INTECH U.S. Core Fund $15.45
Janus Conservative Allocation Fund $12.72
Janus Diversified Alternatives Fund $10.01
Janus Flexible Bond Fund $10.82
Janus Global Bond Fund $10.53
Janus Growth Allocation Fund $12.60
Janus High-Yield Fund $9.32
Janus Moderate Allocation Fund $12.77
Janus Real Return Fund $9.79
Janus Short-Term Bond Fund $3.08
Perkins Large Cap Value Fund $13.74
Perkins Mid Cap Value Fund $21.35
Perkins Select Value Fund $10.65
Perkins Small Cap Value Fund $21.02
Perkins Value Plus Income Fund $11.08

I-Class
INTECH Global Dividend Fund $11.17
INTECH International Fund $7.50
INTECH U.S. Core Fund $15.45
INTECH U.S. Growth Fund $14.83
INTECH U.S. Value Fund $10.77
Janus Conservative Allocation Fund $12.72
Janus Diversified Alternatives Fund $10.01
Janus Flexible Bond Fund $10.82
Janus Global Bond Fund $10.53
Janus Growth Allocation Fund $12.60
Janus High-Yield Fund $9.32
Janus Moderate Allocation Fund $12.76
Janus Real Return Fund $9.72
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $9.44
Perkins Large Cap Value Fund $13.78
Perkins Mid Cap Value Fund $21.34
Perkins Select Value Fund $10.66
Perkins Small Cap Value Fund $21.05
Perkins Value Plus Income Fund $11.09

L-Class
Perkins Mid Cap Value Fund $21.55
Perkins Small Cap Value Fund $21.38

N-Class
Janus Diversified Alternatives Fund $10.01
Janus Flexible Bond Fund $10.82
Janus High-Yield Fund $9.32
Janus Short-Term Bond Fund $3.08
Perkins Large Cap Value Fund $13.77
Perkins Mid Cap Value Fund $21.34
Perkins Small Cap Value Fund $21.05

R-Class
Janus Flexible Bond Fund $10.82
Janus High-Yield Fund $9.31
Perkins Mid Cap Value Fund $21.23
Perkins Small Cap Value Fund $20.79

S-Class
INTECH Global Dividend Fund $11.13
INTECH International Fund $7.54
INTECH U.S. Core Fund $15.46
INTECH U.S. Growth Fund $14.91
INTECH U.S. Value Fund $10.77
Janus Conservative Allocation Fund $12.65
Janus Diversified Alternatives Fund $10.01
Janus Flexible Bond Fund $10.82
Janus Global Bond Fund $10.55
Janus Growth Allocation Fund $12.50
Janus High-Yield Fund $9.33
Janus Moderate Allocation Fund $12.64
Janus Real Return Fund $9.79
Janus Short-Term Bond Fund $3.07
Janus World Allocation Fund $9.36
Perkins Large Cap Value Fund $13.82
Perkins Mid Cap Value Fund $21.28
Perkins Select Value Fund $10.65
Perkins Small Cap Value Fund $20.94
Perkins Value Plus Income Fund $11.08

T-Class
INTECH Global Dividend Fund $11.15
INTECH International Fund $7.50
INTECH U.S. Core Fund $15.45
INTECH U.S. Growth Fund $14.80
INTECH U.S. Value Fund $10.76
Janus Conservative Allocation Fund $12.71
Janus Diversified Alternatives Fund $10.01
Janus Flexible Bond Fund $10.82
Janus Global Bond Fund $10.54
Janus Growth Allocation Fund $12.59
Janus High-Yield Fund $9.32
Janus Moderate Allocation Fund $12.75
Janus Real Return Fund $9.75
Janus Short-Term Bond Fund $3.08
Janus World Allocation Fund $9.40
Perkins Large Cap Value Fund $13.73
Perkins Mid Cap Value Fund $21.34
Perkins Select Value Fund $10.65
Perkins Small Cap Value Fund $21.02
Perkins Value Plus Income Fund $11.09